                                                                   Exhibit 99(c)
                         NOTICE OF GUARANTEED DELIVERY
                                 FOR TENDER OF

                 4.25% FIRST MORTGAGE BONDS DUE 2008, SERIES C 5.375% FIRST MORTGAGE BONDS DUE 2013, SERIES D 4.00% FIRST MORTGAGE BONDS DUE 2010, SERIES F 4.80% FIRST MORTGAGE BONDS DUE 2009, SERIES H
                 6.00% FIRST MORTGAGE BONDS DUE 2014, SERIES J
                      (INCLUDING THOSE IN BOOK-ENTRY FORM)
                                       OF

                            CONSUMERS ENERGY COMPANY

     This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Consumers Energy Company (the "Company") made pursuant to the
Prospectus, dated           , 2004 (the "Prospectus"), if certificates for the
outstanding 4.25% First Mortgage Bonds due 2008, Series A; 5.375% First Mortgage Bonds due 2013, Series B; 4.00% First Mortgage Bonds due 2010; Series E; 4.80% First Mortgage Bonds due 2009, Series G; and 6.00% First Mortgage Bonds due 2014, Series I issued by the Company (the "old bonds") are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach the Exchange Agent prior to 5:00 p.m., New York time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by telegram, telex, facsimile transmission, mail or hand delivery to JPMorgan Chase Bank (the "Exchange Agent") as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender old bonds pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal (or facsimile thereof) as well as all tendered old bonds in proper form for transfer (or a confirmation of book-entry transfer of such old bonds into the Exchange Agent's account at the Depository Trust Company) and all other documents required by the Letter of Transmittal must also be received by the Exchange Agent within three New York Stock Exchange trading days after the Expiration Date. Capitalized terms not defined herein are defined in the Prospectus.

                              JPMORGAN CHASE BANK,
                                 Exchange Agent

         By Certified or Registered Mail:                      By Overnight Courier or Hand:
                JPMorgan Chase Bank                                 JPMorgan Chase Bank
           Institutional Trust Services                        Institutional Trust Services
                   P.O. Box 2320                               2001 Bryan Street, 9th Floor
             Dallas, Texas 75221-2320                               Dallas, Texas 75201
              Attention: Beth Mullin                              Attention: Beth Mullin

                         Facsimile Transmission Number:
                                 (214) 468-6494
                          (Eligible Institutions Only)

                             Confirm By Telephone:
                                 (214) 468-6464

  DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL
                        NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

     Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, the undersigned hereby tenders to the Company the principal amount of old bonds set forth below, pursuant to the guaranteed delivery procedure described in "The Exchange Offer -- Guaranteed Delivery Procedures" section of the Prospectus.

Principal Amount of old bonds Tendered:(1)

$
  ------------------------------------------------------------------------------

(1) Must be in denominations of principal amount of $1,000 and any integral multiple thereof

     Certificate Nos. (if available):

--------------------------------------------------------------------------------

Total Principal Amount Represented by Certificate(s):

$
  ------------------------------------------------------------------------------

     All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

                                PLEASE SIGN HERE

 X
------------------------------------------------------------------------------

 X
------------------------------------------------------------------------------
   SIGNATURE(S) OF OWNER(S) OR AUTHORIZED
   SIGNATORY                                      DATE

   Area Code and Telephone
Number:
        ------------------------------------------------------------------------

     Must be signed by the holder(s) of old bonds as their name(s) appear(s) on certificates for old bonds or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below. If old bonds will be delivered by book-entry transfer to The Depository Trust Company, provide account number.

                      Please print name(s) and address(es)

 Name(s)
                  ------------------------------------------------------------
                  ------------------------------------------------------------
                  ------------------------------------------------------------
                  ------------------------------------------------------------
 Capacity:
                  ------------------------------------------------------------
                  ------------------------------------------------------------
 Address(es):
                  ------------------------------------------------------------
                  ------------------------------------------------------------
                  ------------------------------------------------------------
 Account Number:
                  ------------------------------------------------------------

                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

The undersigned, a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program, hereby guarantees that the undersigned will deliver to the Exchange Agent the certificates representing the old bonds being tendered hereby or confirmation of book-entry transfer of such old bonds into the Exchange Agent's account at The Depository Trust Company, in proper form for transfer, together with any other documents required by the Letter of Transmittal within three New York Stock Exchange trading days after the Expiration Date.

Name of                                                        Authorized
Firm ---------------------------------------------------------- Signature ----------------------------------------------------------
Address -------------------------------------------------------------------------- Name --------------------------------------------
                                                               (PLEASE TYPE OR PRINT)
                                                               Title ---------------------------------------------------------------
Area Code &
Telephone
No. ------------------------------------------------------------------------- Date -------------------------------------------------

NOTE: DO NOT SEND CERTIFICATES OF OLD BONDS WITH THIS FORM. CERTIFICATES OF OLD
      BONDS SHOULD BE SENT ONLY WITH A COPY OF THE PREVIOUSLY EXECUTED LETTER OF TRANSMITTAL.

                                        3